Filed under Rule 497(k)
Registration No. 033-06502

SunAmerica Income Funds

AIG Flexible Credit Fund

Class A, Class C, Class W

(the “Fund”)

Supplement dated December 18, 2017, to the Fund’s

Summary Prospectus dated July 28, 2017, as supplemented and amended to date

Effective December 7, 2017, pursuant to an Advisory Fee Waiver Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive a portion of its fees payable by the Fund through July 31, 2019. Additionally, the Board of Trustees approved a Subadvisory Fee Waiver Agreement by and between SunAmerica and Newfleet Asset Management, LLC (“Newfleet”), the Fund’s subadviser, with respect to the Fund. Effective December 7, 2017, pursuant to the Subadvisory Fee Waiver Agreement, Newfleet has contractually agreed to waive a portion of its fees payable by SunAmerica, with respect to the Fund, through July 31, 2019. Accordingly, the following changes to the Summary Prospectus are effective as of December 7, 2017:

In the section entitled “Fees and Expenses of the Fund,” the table under the heading “Shareholder Fees” is deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class W
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class W
Management Fees	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.34%	0.33%	0.47%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.43%	2.07%	1.21%

Fee Waivers and/or Expense Reimbursements(2)(3)	0.38%	0.38%	0.38%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)(3)	1.05%	1.69%	0.83%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 19-21 of the Prospectus for more information about the CDSCs.

(2)	Pursuant to an Advisory Fee Waiver Agreement, effective December 7, 2017, SunAmerica is contractually obligated to waive its management fee with respect to the Fund so that the management fee payable by the Fund to SunAmerica equals 0.36% of average daily net assets. This agreement will continue in effect until July 31, 2019, unless terminated by the Board of the Trust, including a majority of the trustees of the Board who are not “interested persons” of the Trust as defined in the 1940 Act.

(3)	The expense table has been restated to reflect the Advisory Fee Waiver Agreement as if it had been in effect for the fiscal year ended March 31, 2017.

In addition, the “Example” is deleted in its entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated

and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that all fee waivers and/or reimbursements remain in place through July 31, 2019. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$577	$870	$1,185	$2,076
Class C Shares	272	612	1,079	2,370
Class W Shares	85	346	628	1,432

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$577	$870	$1,185	$2,076
Class C Shares	172	612	1,079	2,370
Class W Shares	85	346	628	1,432

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_FLCSP_7-17

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